Commitments And Contingencies	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies

33. Commitments and Contingencies

As of December 31, 2012, the directors had authorized capital commitments for the purchase of property, plant and equipment of $0.1 million (2011: $3.0 million).

At December 31, 2012, we had commitments to invest $2.0 million (2011: $2.6 million) in healthcare managed funds.

For information on lease commitments, refer to Note 32. For information on our contingent commitments as a result of our in-substance guarantee over Prothena’s commitments under its lease of the facilities at 650 Gateway Boulevard in South San Francisco, refer to Note 28. For litigation and administrative proceedings related to contingencies, refer to Note 34. For information on commitments in relation to our collaboration arrangements, where applicable, refer to Note 36.